Exhibit 10.8

Power of Attorney

The undersigned, LAI Meisong (with residence address at ***, and Identification Card No. ***), a holder of 34.35% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of

Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

LAI Meisong

By:	/s/LAI Meisong

Date: August 18, 2015

Power of Attorney

The undersigned, LAI Jianfa (with residence address at ***, and Identification Card No. ***), a holder of 12.00% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                          attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                          exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                          designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                          exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of

Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

LAI Jianfa

By:	/s/LAI Jianfa

Date: August 18, 2015

Power of Attorney

The undersigned, WANG Jilei (with residence address at ***, and Identification Card No. ***), a holder of 10.00% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                          attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                          exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                          designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                          exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of

Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

WANG Jilei

By:	/s/WANG Jilei

Date: August 18, 2015

Power of Attorney

The undersigned, HU Xiangliang (with residence address at ***, and Identification Card No. ***), a holder of 7.05% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                          attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                          exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                          designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                          exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

HU Xiangliang

By:	/s/HU Xiangliang

Date: August 18, 2015

Power of Attorney

The undersigned, ZHANG Shunchang (with residence address at ***, and Identification Card No. ***), a holder of 6.00% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                          attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                          exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                          designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                          exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

ZHANG Shunchang

By:	/s/ZHANG Shunchang

Date: August 18, 2015

Power of Attorney

The undersigned, SHANG Xuebing (with residence address at ***, and Identification Card No. ***), a holder of 4.40% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

SHANG Xuebing

By:	/s/SHANG Xuebing

Date: August 18, 2015

Power of Attorney

The undersigned, QIU Feixiang (with residence address at ***, and Identification Card No. ***), a holder of 3.00% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

QIU Feixiang

By:	/s/ QIU Feixiang

Date: August 18, 2015

Power of Attorney

The undersigned, LAN Baixi (with residence address at ***, and Identification Card No. ***), a holder of 1.40% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

LAN Baixi

By:	/s/LAN Baixi

Date: August 18, 2015

Power of Attorney

The undersigned, MENG Feng (with residence address at ***, and Identification Card No. ***), a holder of 1.00% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

MENG Feng

By:	/s/MENG Feng

Date: August 18, 2015

Power of Attorney

The undersigned, XU Hongjun (with residence address at ***, and Identification Card No. ***), a holder of 0.59% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

XU Hongjun

By:	/s/XU Hongjun

Date: August 18, 2015

Power of Attorney

The undersigned, ZHANG Yaoren (with residence address at ***, Identification Card No. ***), a holder of 1.00% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

ZHANG Yaoren

By:	/s/ZHANG Yaoren

Date: August 18, 2015

Power of Attorney

The undersigned, WU Lemou (with residence address at ***, Identification Card No. ***), a holder of 2.79% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

WU Lemou

By:	/s/WU Lemou

Date: August 18, 2015

Power of Attorney

The undersigned, TENG Jianying (with residence address at ***, Identification Card No. ***), a holder of 5.02% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

TENG Jianying

By:	/s/TENG Jianying

Date: August 18, 2015

Power of Attorney

The undersigned, LI Baozhen (with residence address at ***, Identification Card No. ***), a holder of 0.53% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

LI Baozhen

By:	/s/LI Baozhen

Date: August 18, 2015

Power of Attorney

The undersigned, MA Shumin (with residence address at ***, Identification Card No. ***), a holder of 0.39% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

MA Shumin

By:	/s/MA Shumin

Date: August 18, 2015

Power of Attorney

The undersigned, WANG Wei (with residence address at ***, Identification Card No. ***), a holder of 0.26% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

WANG Wei

By:	/s/WANG Wei

Date: August 18, 2015

Power of Attorney

The undersigned, LAI Jianchang (with residence address at ***, and Identification Card No. ***), a holder of 1.06% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of

Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

LAI Jianchang

By:	/s/LAI Jianchang

Date: August 18, 2015

Power of Attorney

The undersigned, LAI Mingsong (with residence address at ***, and Identification Card No. ***), a holder of 1.04% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of

Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

LAI Mingsong

By:	/s/LAI Mingsong

Date: August 18, 2015

Power of Attorney

The undersigned, WANG Senliang (with residence address at ***, and Identification Card No. ***), a holder of 0.49% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of

Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

WANG Senliang

By:	/s/WANG Senliang

Date: August 18, 2015

Power of Attorney

The undersigned, ZENG Youwang (with residence address at ***, and Identification Card No. ***), a holder of 0.25% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of

Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

ZENG Youwang

By:	/s/ZENG Youwang

Date: August 18, 2015

Power of Attorney

The undersigned, HONG Zongrui (with residence address at ***, Identification Card No. ***), a holder of 0.15% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

HONG Zongrui

By:	/s/HONG Zongrui

Date: August 18, 2015

Power of Attorney

The undersigned, HUANG Lijun (with residence address at ***, Identification Card No. ***), a holder of 0.04% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

HUANG Lijun

By:	/s/HUANG Lijun

Date: August 18, 2015

Power of Attorney

The undersigned, LIN Zhiming (with residence address at ***, Identification Card No. ***), a holder of 0.04% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

LIN Zhiming

By:	/s/LIN Zhiming

Date: August 18, 2015

Power of Attorney

The undersigned, WANG Rui (with residence address at ***, Identification Card No. ***), a holder of 0.10% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

WANG Rui

By:	/s/WANG Rui

Date: August 18, 2015

Power of Attorney

The undersigned, REN Dianyuan (with residence address at ***, Identification Card No. ***), a holder of 0.08% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

REN Dianyuan

By:	/s/REN Dianyuan

Date: August 18, 2015

Power of Attorney

The undersigned, XU Minye (with residence address at ***, Identification Card No. ***), a holder of 0.11% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

XU Minye

By:	/s/XU Minye

Date: August 18, 2015

Power of Attorney

The undersigned, CHEN Ziwen (with residence address at ***, Identification Card No. ***), a holder of 0.07% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

CHEN Ziwen

By:	/s/CHEN Ziwen

Date: August 18, 2015

Power of Attorney

The undersigned, CHEN Shunfeng (with residence address at ***, Identification Card No. ***), a holder of 0.06% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

CHEN Shunfeng

By:	/s/CHEN Shunfeng

Date: August 18, 2015

Power of Attorney

The undersigned, CUI Fushan (with residence address at ***, Identification Card No. ***), a holder of 0.03% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

CUI Fushan

By:	/s/CUI Fushan

Date: August 18, 2015

Power of Attorney

The undersigned, ZHANG Jian (with residence address at ***, Identification Card No. ***), a holder of 0.03% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

ZHANG Jian

By:	/s/ZHANG Jian

Date: August 18, 2015

Power of Attorney

The undersigned, PAN Shunmei (with residence address at ***, Identification Card No. ***), a holder of 0.03% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

PAN Shunmei

By:	/s/PAN Shunmei

Date: August 18, 2015

Power of Attorney

The undersigned, YUAN Xiaoliang (with residence address at ***, Identification Card No. ***), a holder of 0.01% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

YUAN Xiaoliang

By:	/s/YUAN Xiaoliang

Date: August 18, 2015

Power of Attorney

The undersigned, ZHOU Haifeng (with residence address at ***, Identification Card No. ***), a holder of 0.08% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

ZHOU Haifeng

By:	/s/ZHOU Haifeng

Date: August 18, 2015

Power of Attorney

The undersigned, XI Jiangxiu (with residence address at ***, Identification Card No. ***), a holder of 0.09% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

XI Jiangxiu

By:	/s/XI Jiangxiu

Date: August 18, 2015

Power of Attorney

The undersigned, XIAO Kunman (with residence address at ***, Identification Card No. ***), a holder of 0.16% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

XIAO Kunman

By:	/s/XIAO Kunman

Date: August 18, 2015

Power of Attorney

The undersigned, YAO Weijun (with residence address at ***, Identification Card No. ***), a holder of 0.08% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

YAO Weijun

By:	/s/YAO Weijun

Date: August 18, 2015

Power of Attorney

The undersigned, YANG Bo (with residence address at ***, Identification Card No. ***), a holder of 0.14% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

YANG Bo

By:	/s/YANG Bo

Date: August 18, 2015

Power of Attorney

The undersigned, ZHU Genfu (with residence address at ***, Identification Card No. ***), a holder of 0.02% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

ZHU Genfu

By:	/s/ZHU Genfu

Date: August 18, 2015

Power of Attorney

The undersigned, ZHANG Jian (with residence address at ***, Identification Card No. ***), a holder of 0.03% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

ZHANG Jian

By:	/s/ZHANG Jian

Date: August 18, 2015

Power of Attorney

The undersigned, PAN Yongfang (with residence address at ***, Identification Card No. ***), a holder of 0.03% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning my holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of my holding of the Shares;

(3)                         designate and appoint my Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on my behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with my holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by myself.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

PAN Yongfang

By:	/s/PAN Yongfang

Date: August 18, 2015

Power of Attorney

The undersigned, Tianjin Sequoia Juye Equity Investment Centre (L.P.), (with residence address at 202-C417, Second Floor, Wing of Ligang Building, 82 Xi’erdao, Konggang Economic Zone, Tianjin, Business License No. 120192000071010), a holder of 2.00% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning our holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of our holding of the Shares;

(3)                         designate and appoint our Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on our behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with our holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by us.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

Tianjin Sequoia Juye Equity Investment Centre (L.P.) (seal)

By:	/s/Tianjin Sequoia Juye Equity Investment Centre (L.P.)
Title:

Date: August 18, 2015

Power of Attorney

The undersigned, Beijing Sequoia Xinyuan Equity Investment Center (L.P.), (with residence address at 2002, 7 Chuangxin Road, Technology Zone, Changping District, Beijing, Business License No. 110114015001641), a holder of 4.00% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning our holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of our holding of the Shares;

(3)                         designate and appoint our Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on our behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with our holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by us.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

Beijing Sequoia Xinyuan Equity Investment Center (L.P.) (seal)

By:	/s/Beijing Sequoia Xinyuan Equity Investment Center (L.P.)
Title:

Date: August 18, 2015

Power of Attorney

The undersigned, Beijing Wudao Technology Investment Management Co., Ltd. (with residence address at 5199, Floor 5, Shenchang Building, 51 Zhichun Road, Haidian District, Beijing, Business License No. 110108018485177), a holder of 0.0017% of the shares in ZTO Express Co., Ltd. (the “Company”) (the “Shares”), having executed this Power of Attorney (the “Power of Attorney”) as of August 18, 2015, hereby irrevocably authorizes Shanghai Zhongtongji Network Technology Co., Ltd. (“WFOE”), with its address at Building 5, 1685 Huazhi Road, Qingpu District, Shanghai, to exercise the following rights:

The WFOE hereby appoints LAI Meisong (with residence address at ***, and Identification Card No. ***), a qualified person, as the sole and exclusive agent and attorney (the “Agent”) with respect to all matters concerning our holding of the Shares, including without limitation to:

(1)                         attend shareholders’ meetings of the Company convened under the articles of the Company;

(2)                         exercise all shareholder’s rights and shareholder’s voting rights the undersigned is entitled to under the laws of China and articles of the Company, including but not limited to the sale, transfer, pledge or disposition of all or any part of our holding of the Shares;

(3)                         designate and appoint our Agent to vote on all matters discussed or resolved at the shareholders’ meetings, including without limitation designating and appointing any director of the Company or and other senior management to be appointed or removed at the shareholders’ meeting; and

(4)                         exercise on our behalf any other voting rights granted to shareholders under the articles of the Company, as amended.

The WFOE or the Agent shall have the power and authority to, on behalf of the undersigned, execute the transfer documents and any other documents required to be executed by the undersigned under the Equity Pledge Agreement and the Exclusive Call Option Agreement entered into by the undersigned dated hereof, and perform any other obligations thereunder.

All actions in connection with the Company conducted by the WFOE or the Agent shall be deemed as actions conducted by the undersigned, and all documents relating to the Company executed by the WFOE or the Agent shall be deemed executed by the undersigned.  The undersigned hereby acknowledges, consents and ratifies any such action taken and document executed by the WFOE or the Agent.

The Agent is entitled to re-authorize its rights relating to the aforesaid matters to any other person or entity at its own discretion and without notice to or consent from the undersigned.

As long as the undersigned is a shareholder of the Company, this Power of Attorney shall be irrevocable, effective and valid as of the date of its execution.  During the term of this Power of Attorney, the undersigned hereby waives all rights associated with our holding of the Shares which have been authorized to the Agent under this Power of Attorney, and shall not exercise such rights by us.

The undersigned irrevocably acknowledges that unless with instruction from the WFOE to change the Agent, this Power of Attorney will be effective until expiration or early termination of the Shareholders Voting Proxy Agreement made by and among the WFOE, the Company and the undersigned as of August 18, 2015.

Beijing Wudao Technology Investment Management Co., Ltd. (seal)

By:	/s/SUN Yi
/s/Beijing Wudao Technology Investment Management Co., Ltd.
Title: Legal representative

Date: August 18, 2015